Table of Contents

      USAA Family of Funds                                      1
      Message from the President                                2
      Investment Review                                         4
      Message from the Manager                                  5
      Shareholder Voting Results                                7
      Financial Information
         Portfolio of Investments                               8
         Notes to Portfolio of Investments                     10
         Statement of Assets and Liabilities                   11
         Statement of Operations                               12
         Statements of Changes in Net Assets                   13
         Notes to Financial Statements                         14









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Treasury Money Market Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.










                        USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------
 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President




[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


As I write this message, I am also in the process of preparing to lead a panel on personal finance at the Greater San Antonio Chamber of Commerce's annual conference on economic development. As we enter 2000, I have asked my fellow panelists to look back to what they consider to be the key lessons they have learned in careers that all span at least 25 years in investments.

The incident and the person I have chosen is the visit of a well-known equity strategist from one of the major investment bankers to San Antonio in the spring of 1982. I should remind you what the spring of 1982 was like. The market had not yet shaken off the effects of repeated, arbitrary increases in the price of oil; the roaring inflation which followed; and the highest U.S. interest rates since the Civil War. Stocks and bonds had not yet come off their worst performance since World War II. Against this backdrop, that well-known equity strategist delivered a magnificent after-dinner presentation. He plucked facts and figures from a wide variety of sources and wove them into a compelling argument. His conclusion was clear: "Stay out of this market!" He was brilliant.

He was dead wrong. That summer saw the beginning of the greatest bull market for both stocks and bonds in U.S. history.

This incident has greatly influenced my thinking and my career. It taught me these things:

   - It is best to base investment strategy on something other than a forecast of the market.

   - If you insist on forecasting the market, it doesn't help to make the little calls. You absolutely must be right at times like spring of 1982.

   - If you use an asset allocation approach to investing, your chances of being in at a major turning point are 100%.

That is why I believe in the asset allocation approach of our strategy funds.


Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.








Investment Review


USAA TREASURY MONEY MARKET TRUST

OBJECTIVE: Maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: Invests principally in U.S. government securities with maturities of 397 days or less, mostly U.S. Treasury bills, notes, and bonds, and repurchase agreements collateralized by these instruments.


--------------------------------------------------------------------------------
                                           11/30/99              5/31/99
================================================================================
  Net Assets                            $158.7 Million       $144.0 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 11/30/99
================================================================================
       5/31/99                               Since Inception      7-Day
     to 11/30/99(+)     1 Year     5 Years      on 2/1/91         Yield
        2.40%            4.67%       5.14%        4.55%           5.13%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Past performance is no guarantee of future results.

Total return equals income yield and assumes reinvestment of all dividends. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


                          7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA Treasury Money Market Trust to the IBC Financial Data, Inc./U.S. Treasury & Repo Average for the period of 11/24/98 through 11/30/99:

                    USAA Treasury
                  Money Market Trust              IBC Average
                  ------------------              -----------

11/24/98                4.43%                        4.05%
12/29/98                4.54%                        4.14%
01/26/99                4.39%                        4.04%
02/23/99                4.47%                        4.09%
03/30/99                4.52%                        4.18%
04/27/99                4.40%                        4.05%
05/25/99                4.38%                        4.04%
06/22/99                4.34%                        3.97%
07/27/99                4.72%                        4.27%
08/31/99                4.71%                        4.44%
09/28/99                4.74%                        4.43%
10/26/99                4.77%                        4.40%
11/30/99                5.13%                        4.80%

Data represent the last Tuesday of each month.
Ending date 11/30/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc./U.S. Treasury & Repo, an average of all major Treasury money market fund yields.









Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: PAMELA BLEDSOE NOBLE, CFA, APPEARS HERE]


TREASURY MARKET UPDATE

The U.S. Treasury Department has made significant changes in its approach to funding the national debt as budget deficits of the past 27 years give way to modest surpluses, according to estimates by the Congressional Budget Office. Recently, the Treasury has reduced the size of individual note and bond issues, reduced the frequency of its auction schedules, eliminated its 3- and 7-year maturity notes altogether, and announced it will begin repurchasing outstanding debt. These measures will very likely reduce the supply of Treasury notes and bonds available for purchase by investors.

INTEREST RATE UPDATE

A year ago, we were experiencing a decline in interest rates as the Federal Reserve (the Fed) responded to concerns about the impact of financial instability in Russia, Asia, and Latin America. These concerns have now taken a back seat to efforts to guard against inflationary pressures in the U.S. economy. As a result, the Fed has now reversed all of its rate reductions made in 1998 by increasing the Fed funds rate by 0.75% since June 30, 1999. The impact of these rate increases has been to boost the yield on a one-year Treasury bill from 4.49% on November 30, 1998, to 5.68% at the close of trading on November 30, 1999.

PERFORMANCE

Regardless of the interest rate environment, the USAA Treasury Money Market Trust is invested to provide the maximum current income while maintaining the highest level of safety and liquidity. This objective is pursued by balancing the mix between U.S. Treasury bills, notes, and repurchase agreements.

According to IBC Financial Data, Inc., the USAA Treasury Money Market Trust was ranked 4 out of 94 Treasury and Repo government money market funds for the 12 months ended November 30, 1999. Past performance is no guarantee of future results.


                       CUMULATIVE PERFORMANCE OF $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Treasury Money Market Trust. The data is from 2/01/91 through 11/30/99. The data points from the graph are as follows:

USAA Treasury Money Market Trust

                      Amount
                      ------
02/01/91             $10,000
05/31/91              10,172
11/30/91              10,436
05/31/92              10,649
11/30/92              10,822
05/31/93              10,973
11/30/93              11,128
05/31/94              11,294
11/30/94              11,530
05/31/95              11,845
11/30/95              12,173
05/31/96              12,482
11/30/96              12,791
05/31/97              13,114
11/30/97              13,453
05/31/98              13,801
11/30/98              14,152
05/31/99              14,466
11/30/99              14,813

Data since inception on 2/01/91 through 11/30/99


The graph illustrates a hypothetical $10,000 investment in the USAA Treasury Money Market Trust. Past performance is no guarantee of future results, and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state, or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's investment review page.

An investment in this Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See page 8 for a complete listing of the portfolio of investments.









Shareholder Voting Results


On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Investment Trust (the Trust) for proposals 1 and 2.

1  Proposal to elect Trustees as follows:

   TRUSTEES                      VOTES FOR            VOTES WITHHELD
   Robert G. Davis              181,888,787              2,690,901
   Michael J.C. Roth            181,881,641              2,698,047
   David G. Peebles             181,888,787              2,690,901
   Robert L. Mason              181,888,787              2,690,901
   Michael F. Reimherr          181,883,427              2,696,261
   Richard A. Zucker            181,875,813              2,696,966
   Barbara B. Dreeben           181,883,427              2,696,261

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending May 31, 2000.


                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

         179,181,697               2,930,888                2,467,103









USAA TREASURY MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

November 30, 1999
(Unaudited)



  Principal
   Amount                        Security                                Value
--------------------------------------------------------------------------------
                           U.S. TREASURY BILLS (9.9%)
   $  300   4.70%, 12/02/1999                                           $    300
      558   4.74%, 12/02/1999                                                558
    3,000   5.13%, 1/20/2000                                               2,979
    2,000   4.96%, 1/27/2000                                               1,984
    2,000   4.93%, 3/09/2000                                               1,973
    2,000   4.89%, 3/16/2000                                               1,971
    3,000   4.87%, 4/06/2000                                               2,949
    3,000   4.93%, 4/13/2000                                               2,945
--------------------------------------------------------------------------------
            Total U.S. treasury bills (cost: $15,659)                     15,659
--------------------------------------------------------------------------------

                           U.S. TREASURY NOTES (25.6%)
    2,000   7.75%, 12/31/1999                                              2,005
    2,000   5.38%, 1/31/2000                                               2,002
    1,000   5.88%, 2/15/2000                                               1,002
    2,000   8.50%, 2/15/2000                                               2,015
    3,000   5.50%, 2/29/2000                                               3,004
    3,000   6.88%, 3/31/2000                                               3,019
    2,500   6.75%, 4/30/2000                                               2,519
    3,000   6.38%, 5/15/2000                                               3,017
    2,550   6.25%, 5/31/2000                                               2,563
    1,500   5.38%, 6/30/2000                                               1,500
    2,000   5.88%, 6/30/2000                                               2,007
    3,000   6.13%, 7/31/2000                                               3,014
    3,000   6.00%, 8/15/2000                                               3,010
    3,500   6.25%, 8/31/2000                                               3,519
    1,500   4.50%, 9/30/2000                                               1,485
    2,000   6.13%, 9/30/2000                                               2,007
    3,000   4.00%, 10/31/2000                                              2,955
--------------------------------------------------------------------------------
            Total U.S. treasury notes (cost: $40,643)                     40,643
--------------------------------------------------------------------------------
            Total U.S. treasury bills and notes (cost: $56,302)           56,302
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT GUARANTEED NOTE (3.1%)
    5,000   5.60%, 4/02/2007(a) (cost: $5,000)                             5,000
--------------------------------------------------------------------------------

                          REPURCHASE AGREEMENTS (60.8%)
   39,300   ABN AMRO, Inc., 5.56%, acquired on 11/30/99 and due
              12/01/99 at $39,306 (collateralized by a $39,364
              U.S. Treasury Note, 6.00%, due 08/15/00; market
              value of $40,106)                                           39,300
    7,800   Deutsche Bank Securities, 5.58%, acquired on 11/30/99
              and due 12/01/99 at $7,801 (collateralized by a $7,850
              U.S. Treasury Note, 5.5%, due 2/29/00; market value
              of $7,960)                                                   7,800
   39,341   First Union Capital Markets, 5.55%, acquired on 11/30/99
              and due 12/01/99 at $39,347 (collateralized by a $41,749
              U.S. Treasury Note, 5.875%, due 2/15/00; market value of
              $40,151)                                                    39,341
    5,000   Merrill Lynch Government Securities Inc., 5.35%, acquired
              on 11/30/99 and due 12/01/99 at $5,001 (collateralized
              by a $4,995 U.S. Treasury Note, 7.125%, due 02/29/00;
              market value of $5,107)                                      5,000
    5,100   State Street Corp., 5.52%, acquired on 11/30/99 and due
              12/01/99 at $5,101 (collateralized by a $5,140 U.S.
              Treasury Note, 5.625%, due 12/31/99; market value of
              $5,256)                                                      5,100
--------------------------------------------------------------------------------
            Total repurchase agreements (cost: $96,541)                   96,541
--------------------------------------------------------------------------------
            Total investments (cost: $157,843)                          $157,843
================================================================================









USAA TREASURY MONEY MARKET TRUST
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)



GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) This security has an optional demand feature on each quarterly reset. The interest rate is adjusted at a quarterly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.



See accompanying notes to financial statements.







USAA TREASURY MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1999
(Unaudited)



ASSETS
   Investments in securities                                          $ 61,302
   Repurchase agreements                                                96,541
   Cash                                                                    289
   Receivables:
      Capital shares sold                                                  179
      Interest                                                             622
                                                                      --------
       Total assets                                                    158,933
                                                                      --------

LIABILITIES
   Capital shares redeemed                                                 149
   USAA Investment Management Company                                       16
   USAA Transfer Agency Company                                             14
   Accounts payable and accrued expenses                                    10
   Dividends on capital shares                                              21
                                                                      --------
       Total liabilities                                                   210
                                                                      --------
            Net assets applicable to capital shares outstanding       $158,723
                                                                      ========

REPRESENTED BY:
   Paid-in capital                                                    $158,723
                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                     158,723
                                                                      ========
   Net asset value, redemption price, and offering price per share    $   1.00
                                                                      ========



See accompanying notes to financial statements.



USAA TREASURY MONEY MARKET TRUST
STATEMENT OF OPERATIONS
(IN  THOUSANDS)

Six-month period ended November 30, 1999
(Unaudited)



Net investment income:
   Interest income                                      $3,786
                                                        ------
   Expenses:
      Management fees                                       93
      Transfer agent's fees                                 77
      Custodian's fees                                      34
      Postage                                                5
      Shareholder reporting fees                             1
      Trustees' fees                                         2
      Registration fees                                     22
      Professional fees                                     15
      Other                                                  1
                                                        ------
         Total expenses                                    250
                                                        ------
            Net investment income                       $3,536
                                                        ======



See accompanying notes to financial statements.









USAA TREASURY MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1999, and year ended May 31, 1999
(Unaudited)

                                                      11/30/99        5/31/99
                                                      ------------------------
From operations:
   Net investment income                              $  3,536        $  6,027
                                                      ------------------------
Distributions to shareholders from:
   Net investment income                                (3,536)         (6,027)
                                                      ------------------------
From capital share transactions:
   Proceeds from shares sold                            77,562         149,402
   Shares issued for dividends reinvested                3,386           5,709
   Cost of shares redeemed                             (66,220)       (117,795)
                                                      ------------------------
      Increase in net assets from capital share
         transactions                                   14,728          37,316
                                                      ------------------------
Net increase in net assets                              14,728          37,316
Net assets:
   Beginning of period                                 143,995         106,679
                                                      ------------------------
   End of period                                      $158,723        $143,995
                                                      ========================

Change in shares outstanding:
   Shares sold                                          77,562         149,402
   Shares issued for dividends reinvested                3,386           5,709
   Shares redeemed                                     (66,220)       (117,795)
                                                      ------------------------
      Increase in shares outstanding                    14,728          37,316
                                                      ========================



See accompanying notes to financial statements.









USAA TREASURY MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS

November 30, 1999
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in U.S. Government securities with maturities of 397 days or less.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1999.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended November 30, 1999, were $8,897.4 million and $8,882.5 million, respectively.

(5)  TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .125% of its annual average net assets.

The Manager has  voluntarily  agreed to limit the annual expenses of the Fund to
 .375% of its annual average net assets through October 1, 1999, and accordingly has waived a portion of its management fees.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

9)  FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:



                             Six-month
                           Period Ended
                            November 30,                        Year Ended May 31,
                           ---------------------------------------------------------------------------
                               1999         1999         1998         1997         1996         1995
                           ---------------------------------------------------------------------------
Net asset value at
   beginning of period       $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income             .02          .05          .05          .05          .05          .05
Distributions from net
   investment income             (.02)        (.05)        (.05)        (.05)        (.05)        (.05)
                           ---------------------------------------------------------------------------
Net asset value at
   end of period             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                           ===========================================================================
Total return (%) *               2.40         4.82         5.24         5.06         5.38         4.88
Net assets at end
   of period (000)           $158,723     $143,995     $106,679     $ 88,612     $ 76,777     $ 67,876
Ratio of expenses to
   average net assets (%)        .340(a)      .360         .375         .375         .375         .375
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)             n/a          n/a         .392         .394         .403         .488
Ratio of net investment
   income to average
   net assets (%)                4.76(a)      4.69         5.11         4.95         5.23          4.91


  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.









TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
usaa.com(Service Mark)

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777